EXHIBIT 10.3

Execution Version

GUARANTY

GUARANTY, dated as of March 31, 2011, by each of the Guarantors (as defined below) in favor of Barclays Bank PLC, as administrative agent and collateral agent (in such capacities, together with any successor in such capacities, the “Administrative Agent”) for the benefit of each Lender, each L/C Issuer and each other holder of an Obligation (as each such term is defined in the Credit Agreement referred to below) (each, a “Guarantied Party” and, collectively, the “Guarantied Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of March 31, 2011 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement), among Jarden Corporation, a Delaware corporation (the “US Borrower”), Jarden Lux Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.067, having a share capital of EUR 35,000, Jarden Lux S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.079, having a share capital of EUR 17,500 and Jarden Lux Finco S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.080, having a share capital of EUR 12,500 (collectively, the “Luxembourg Borrower” and, together with the US Borrower, the “Borrowers”), the Lenders and L/C Issuers party thereto from time to time, and the Administrative Agent have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, each entity listed on Schedule A hereto and each other entity that becomes a party hereto pursuant to Section 24 (Additional Guarantors) (the “US Borrower Guarantors”) shall guarantee the Obligations of the US Borrower as set forth herein;

WHEREAS, each US Borrower Guarantor is a direct or indirect Subsidiary of the US Borrower;

WHEREAS, the US Borrower Guarantors and Jarden Corporation (collectively, the “Luxembourg Borrower Guarantors”) shall guarantee the Obligations of the Luxembourg Borrower as set forth herein. References herein to the “Guarantors” shall mean, collectively, the US Borrower Guarantors and the Luxembourg Borrower Guarantors;

WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrowers under the Credit Agreement; and

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JARDEN CORPORATION

WHEREAS, a condition precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrowers under the Credit Agreement is that the Guarantors shall have executed and delivered this Guaranty for the benefit of the Guarantied Parties;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Guaranty

(a) To induce the Lenders to make the Loans and the L/C Issuers to issue Letters of Credit to the US Borrower, each US Borrower Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations of the US Borrower, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the US Borrower, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under any Debtor Relief Laws, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

(b) Each US Borrower Guarantor further agrees that, if (i) any payment made by US Borrower or any other person and applied to the Obligations of the US Borrower is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) the proceeds of Collateral are required to be returned by any Guarantied Party to the US Borrower, its estate, trustee, receiver or any other party, including any US Borrower Guarantor, under any bankruptcy law, equitable cause or any other Law, then, to the extent of such payment or repayment, any such US Borrower Guarantor’s liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such US Borrower Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral), to the extent permitted by Law, shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such US Borrower Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

(c) To induce the Lenders to make the Multicurrency Revolving Loans to the Luxembourg Borrower, each Luxembourg Borrower Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations of the Luxembourg Borrower, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the

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JARDEN CORPORATION

Luxembourg Borrower, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under any Debtor Relief Laws, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

(d) Each Luxembourg Borrower Guarantor further agrees that, if (i) any payment made by Luxembourg Borrower or any other person and applied to the Obligations of the Luxembourg Borrower is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) the proceeds of Collateral are required to be returned by any Guarantied Party to the Luxembourg Borrower, its estate, trustee, receiver or any other party, including any Luxembourg Borrower Guarantor, under any bankruptcy law, equitable cause or any other Law, then, to the extent of such payment or repayment, any such Luxembourg Borrower Guarantor’s liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Luxembourg Borrower Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral), to the extent permitted by Law, shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Luxembourg Borrower Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

Section 2 Limitation of Guaranty

Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable Law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of title 11 of the United States Code (“the Bankruptcy Code”) or any applicable provisions of comparable state Law (collectively, “Fraudulent Transfer Laws”), in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrowers to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value as assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to (i) applicable Law, (ii) Section 3 (Contribution) of this Guaranty or (iii) any other Contractual Obligations providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Borrowers of obligations arising under this Guaranty or other guaranties of the Obligations by such parties.

Section 3 Contribution

(a) To the extent that any US Borrower Guarantor shall be required hereunder to pay a portion of the US Borrower Obligations exceeding the greater of (i) the amount of the economic benefit actually received by such US Borrower Guarantor from the

GUARANTY

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Revolving Loans (including the Swing Line Loans), the Term Loan and the Letters of Credit and (ii) the amount such US Borrower Guarantor would otherwise have paid if such US Borrower Guarantor had paid the aggregate amount of the Obligations of the US Borrower (excluding the amount thereof repaid by the US Borrower) in the same proportion as such US Borrower Guarantor’s net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the US Borrower Guarantors at the date enforcement is sought hereunder, then such US Borrower Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other US Borrower Guarantors at the date enforcement hereunder is sought.

(b) To the extent that any Luxembourg Borrower Guarantor shall be required hereunder to pay a portion of the Obligations of the Luxembourg Borrower exceeding the greater of (i) the amount of the economic benefit actually received by such Guarantor from the Multicurrency Revolving Loans and (ii) the amount such Guarantor would otherwise have paid if such Luxembourg Borrower Guarantor had paid the aggregate amount of the Obligations of the Luxembourg Borrower (excluding the amount thereof repaid by the Luxembourg Borrower) in the same proportion as such Luxembourg Borrower Guarantor’s net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Luxembourg Borrower Guarantors at the date enforcement is sought hereunder, then such Luxembourg Borrower Guarantor shall be reimbursed by such other Luxembourg Borrower Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Luxembourg Borrower Guarantors at the date enforcement hereunder is sought.

Section 4 Authorization; Other Agreements

Subject to the terms of the Credit Agreement and the Pledge and Security Agreement, the Guarantied Parties are hereby authorized, without notice to, or demand upon, any Guarantor, which notice and demand requirements each are expressly waived hereby, and without discharging or otherwise affecting the obligations of any Guarantor hereunder (which obligations shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to do each of the following:

(a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon;

(b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the other Loan Documents) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them;

(c) accept partial payments on the Obligations;

(d) receive, take and hold additional security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

GUARANTY

JARDEN CORPORATION

(e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

(f) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with any Borrower or any other guarantor, maker or endorser;

(g) (I) apply to the Obligations of the US Borrower any payment or recovery (x) from the US Borrower, from any other guarantor, maker or endorser of the Obligations of the US Borrower or any part of them or (y) from any US Borrower Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others and (II) apply to the Obligations of the Luxembourg Borrower any payment or recovery (x) from the Luxembourg Borrower, from any other guarantor, maker or endorser of Obligations of the Luxembourg Borrower or any part of them or (y) from any Luxembourg Borrower Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

(h) (I) apply to the Obligations of the US Borrower any payment or recovery from any Guarantor of the Obligations of the US Borrower or any sum realized from security furnished by such US Borrower Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them, in each case whether or not such indebtedness or obligations relate to the Obligations of the US Borrower and (II) apply to the Obligations of the Luxembourg Borrower any payment or recovery from any Guarantor of the Obligations of the Luxembourg Borrower or any sum realized from security furnished by such Luxembourg Borrower Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them, in each case whether or not such indebtedness or obligations relate to the Obligations of the Luxembourg Borrower; and

(i) refund at any time any payment received by any Guarantied Party in respect of any Obligation, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations that impairs any subrogation, reimbursement or other right of such Guarantor).

Section 5 Guaranty Absolute and Unconditional

Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following:

(a) the invalidity or unenforceability of any of the obligations of the applicable Borrowers under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations

GUARANTY

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or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;

(b) the absence of any attempt to collect the Obligations or any part of them from the applicable Borrower or other action to enforce the same;

(c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

(d) any Guarantied Party’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

(e) any borrowing or grant of a Lien by any Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

(f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party’s claim (or claims) for repayment of the Obligations ;

(g) any use of cash collateral under Section 363 of the Bankruptcy Code;

(h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

(i) any change in the corporate existence or structure of any Borrower;

(j) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

(k) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower, any Guarantor or any of the Borrowers’ other respective Subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;

(l) failure by any Guarantied Party to file or enforce a claim against any Borrower or its estate in any bankruptcy or insolvency case or proceeding;

(m) any action taken by any Guarantied Party if such action is authorized hereby;

(n) any election following the occurrence of an Event of Default by any Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party’s rights under the UCC or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party’s rights with respect to such real property; or

(o) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

GUARANTY

JARDEN CORPORATION

Section 6 Waivers

(a) Each US Borrower Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations of the US Borrower or any part of them, and any defense arising by reason of any disability or other defense of the US Borrower. Each US Borrower Guarantor shall not, until the Obligations of the US Borrower are irrevocably paid in full (subject to Section 1(b)(Guaranty)) and the Aggregate Revolving Credit Commitments made with respect to the Obligations of the US Borrower have been terminated, assert any claim or counterclaim it may have against the US Borrower or set off any of its obligations to the US Borrower against any obligations of the US Borrower to it. In connection with the foregoing, each US Borrower Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

(b) Each Luxembourg Borrower Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations of the Luxembourg Borrower or any part of them, and any defense arising by reason of any disability or other defense of any Luxembourg Borrower. Each Luxembourg Borrower Guarantor shall not, until the Obligations of the Luxembourg Borrower are irrevocably paid in full (subject to Section 1(d)(Guaranty)) and the Aggregate Revolving Credit Commitments made with respect to the Obligations of any Luxembourg Borrower have been terminated, assert any claim or counterclaim it may have against any Luxembourg Borrower or set off any of its obligations to any Luxembourg Borrower against any obligations of any such Luxembourg Borrower to it. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

Section 7 Reliance

Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the applicable Borrowers and any endorser and other guarantor of all or any part of the Obligations of the applicable Borrowers, and of all other circumstances bearing upon the risk of nonpayment of the Obligations of the applicable Borrowers, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information that such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Guarantor.

Section 8 Waiver of Subrogation and Contribution Rights

(a) Until the Obligations of the US Borrower have been irrevocably paid in full (subject to Section 1(b) (Guaranty)) and the Aggregate Revolving Credit Commitments made with respect to the Obligations of the US Borrower have been terminated, the US Borrower Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of such rights against the US Borrower or any right of

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reimbursement or contribution or similar right against the US Borrower by reason of this Guaranty or by any payment made by any US Borrower Guarantor in respect of the Obligations of the US Borrower.

(b) Until the Obligations of the Luxembourg Borrower have been irrevocably paid in full (subject to Section 1(d) (Guaranty)) and the Aggregate Revolving Credit Commitments made with respect to the Obligations of the Luxembourg Borrower have been terminated, the Luxembourg Borrower Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of such rights against any Luxembourg Borrower or any right of reimbursement or contribution or similar right against any Luxembourg Borrower by reason of this Guaranty or by any payment made by any Luxembourg Borrower Guarantor in respect of the Obligations of the Luxembourg Borrower.

Section 9 Subordination

Each Guarantor hereby agrees that any Indebtedness of the applicable Borrower now or hereafter owing to any Guarantor, whether heretofore, now or hereafter created (the “Guarantor Subordinated Debt”), is hereby subordinated to all of the Obligations of such Borrower and that, except as permitted under the Credit Agreement, including Section 7.19 (Subordinated Indebtedness) or, if applicable, Section 7.07 (Restricted Payments) of the Credit Agreement, the Guarantor Subordinated Debt shall not be paid in whole or in part until the Obligations of the applicable Borrowers have been paid in full and this Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the applicable Borrowers shall pay to the Administrative Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the Obligations of such Borrower as provided in Section 2.13(h) (Payments Generally) of the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to the Administrative Agent immediately on account of the Obligations of the applicable Borrower, but without otherwise affecting in any manner such Guarantor’s liability hereof. Each Guarantor agrees to file all claims against the applicable Borrower in any bankruptcy or other proceeding in which the filing of claims is required by Law in respect of any Guarantor Subordinated Debt, and the Administrative Agent shall be entitled to all of such Guarantor’s rights thereunder. If for any reason a Guarantor fails to file such claim at least ten (10) Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor’s name to file such claim or, in the Administrative Agent’s reasonable discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent all of such Guarantor’s rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor’s liability hereunder, the Administrative Agent promptly shall pay the excess amount to the party entitled thereto.

Section 10 Default; Remedies

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JARDEN CORPORATION

(a) The obligations of each US Borrower Guarantor hereunder are independent of and separate from the US Borrower Obligations. Upon the occurrence and during the continuance of any “Event of Default” as defined in the Credit Agreement evidencing all or any part of the US Borrower Obligations, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any US Borrower Guarantor to collect and recover the full amount or any portion of the US Borrower Obligations then due, without first proceeding against the US Borrower or any other guarantor of the US Borrower Obligations, or against any Collateral under the Loan Documents or joining the US Borrower or any other guarantor in any proceeding against any US Borrower Guarantor. At any time after maturity of the US Borrower Obligations, the Administrative Agent may (unless the US Borrower Obligations have been irrevocably paid in full (subject to Section 1(b) (Guaranty)), without notice to any US Borrower Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the US Borrower Obligations (a) any indebtedness due or to become due from any Guarantied Party to such US Borrower Guarantor and (b) any moneys, credits or other property belonging to such US Borrower Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

(b) The obligations of each Luxembourg Borrower Guarantor hereunder are independent of and separate from the Luxembourg Borrower Obligations. Upon the occurrence and during the continuance of any “Event of Default” as defined in the Credit Agreement evidencing all or any part of the Luxembourg Borrower Obligations, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Luxembourg Borrower Guarantor to collect and recover the full amount or any portion of the Luxembourg Borrower Obligations then due, without first proceeding against the Luxembourg Borrower or any other guarantor of the Luxembourg Borrower Obligations, or against any Collateral under the Loan Documents or joining the Luxembourg Borrower or any other guarantor in any proceeding against any Luxembourg Borrower Guarantor. At any time after maturity of the Luxembourg Borrower Obligations, the Administrative Agent may (unless the Luxembourg Borrower Obligations have been irrevocably paid in full (subject to Section 1(d) (Guaranty)), without notice to any Luxembourg Borrower Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Luxembourg Borrower Obligations (a) any indebtedness due or to become due from any Guarantied Party to such Luxembourg Borrower Guarantor and (b) any moneys, credits or other property belonging to such Luxembourg Borrower Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

Section 11 Irrevocability

(a) This Guaranty shall be irrevocable as to the Obligations of the US Borrower (or any part thereof) until the Commitments made with respect to the Obligations of the US Borrower have been terminated and all monetary Obligations of the US Borrower then outstanding have been irrevocably repaid in cash (or with respect to L/C Obligations, cash collateralized on terms satisfactory to Administrative Agent and the applicable L/C Issuers) (subject to Section 1(b) (Guaranty)), at which time this Guaranty with respect to the Obligations of the US Borrower shall automatically be cancelled. Upon such cancellation and at the written request of any US Borrower Guarantor or its successors or assigns, and at the cost and expense of such US Borrower Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty with respect to the Obligations of the US Borrower and such instruments, documents or agreements as the US Borrower Guarantors deem

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necessary or desirable to evidence the termination of this Guaranty with respect to the Obligations of the US Borrower.

(b) This Guaranty shall be irrevocable as to the Obligations of the Luxembourg Borrower (or any part thereof) until the Commitments made with respect to the Obligations of the Luxembourg Borrower have been terminated and all monetary Obligations of the Luxembourg Borrower then outstanding have been irrevocably repaid in cash (subject to Section 1(d) (Guaranty)), at which time this Guaranty with respect to the Obligations of the Luxembourg Borrower shall automatically be cancelled. Upon such cancellation and at the written request of any Luxembourg Borrower Guarantor or its successors or assigns, and at the cost and expense of such Luxembourg Borrower Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty with respect to the Obligations of the Luxembourg Borrower and such instruments, documents or agreements as the Luxembourg Borrower Guarantors deem necessary or desirable to evidence the termination of this Guaranty with respect to the Obligations of the Luxembourg Borrower.

Section 12 Setoff

(a) Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any US Borrower Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations of the US Borrower (a) any indebtedness due or to become due from such Guarantied Party or Affiliate to such US Borrower Guarantor and (b) any moneys, credits or other property belonging to such US Borrower Guarantor, at any time held by, or coming into, the possession of such Guarantied Party or Affiliate.

(b) Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any Luxembourg Borrower Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations of the Luxembourg Borrower (a) any indebtedness due or to become due from such Guarantied Party or Affiliate to such Luxembourg Borrower Guarantor and (b) any moneys, credits or other property belonging to such Luxembourg Borrower Guarantor, at any time held by, or coming into, the possession of such Guarantied Party or Affiliate.

Section 13 No Marshalling

(a) Each US Borrower Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any US Borrower Guarantor or against or in payment of any or all of the Obligations of the US Borrower.

(b) Each Luxembourg Borrower Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Luxembourg Borrower Guarantor or against or in payment of any or all of the Obligations of the Luxembourg Borrower.

Section 14 Enforcement; Amendments; Waivers

GUARANTY

JARDEN CORPORATION

No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any other Loan Document or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any provision of this Guaranty shall be binding upon any Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the applicable Borrower, any Guarantor, any other guarantor of all or any part of the applicable Obligations or any other Person of any provision, warranty, term or condition contained in any Loan Document now or at any time hereafter executed by any such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the applicable Borrowers or such Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party’s rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by any Borrower to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

Section 15 Successors and Assigns

This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors (other than a successor or assign of a Guarantor pursuant to a Disposition of such Guarantor that is permitted under Section 7.05 (Dispositions) of the Credit Agreement and which such successor or assign is not required to be Guarantor pursuant to the terms and conditions of the Credit Agreement) and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to any Borrower and to the Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantors and the Borrowers shall include their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

Section 16 Representations and Warranties; Covenants

Each Guarantor hereby (a) represents and warrants that the representations and warranties as to it made by the applicable Borrowers in Article V (Representations and Warranties) of the Credit Agreement are true and correct in all material respects on each date as required by Section 4.02(b)(i) (Conditions Precedent to Each Credit Extension) of the Credit Agreement and (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

GUARANTY

JARDEN CORPORATION

Section 17 Governing Law

This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 18 Submission to Jurisdiction; Service of Process

(a) Any legal action or proceeding with respect to this Guaranty, and any other Loan Document, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Nothing contained in this Section 18 (Submission to Jurisdiction; Service of Process) shall affect the right of the Administrative Agent or any other Guarantied Party to serve process in any other manner permitted by Law or commence legal proceedings or otherwise proceed against a Guarantor in any other jurisdiction.

(c) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

Section 19 Certain Terms

The following rules of interpretation shall apply to this Guaranty: (a) the terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Guaranty as a whole and not to any particular Article, Section, subsection or clause in this Guaranty, (b) unless otherwise indicated, references herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or clause in this Guaranty and (c) the term “including” means “including without limitation” except when used in the computation of time periods.

Section 20 Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENT.

Section 21 Appointment as Agent with Respect to Letters of Credit

Each US Borrower Guarantor hereby accepts its appointment to act as agent of the US Borrowers with respect to Letters of Credit as provided in Section 2.04(n) (Requests for Issuances of Letters of Credit by Guarantors) of the Credit Agreement.

GUARANTY

JARDEN CORPORATION

Section 22 Notices

Any notice or other communication herein required or permitted shall be given as provided in Section 10.02 (Notices, Etc.) of the Credit Agreement and, in the case of any Guarantor, to such Guarantor in care of the applicable Borrower.

Section 23 Severability

Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid under such Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 24 Additional Guarantors

Each of the Guarantors agrees that, if, pursuant to Section 6.14 (New Subsidiaries and Pledgors) of the Credit Agreement, the US Borrower shall be required to cause any Subsidiary that is not a Guarantor to become a Guarantor hereunder, or if for any reason the US Borrower desires any such Subsidiary to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit A (Form of Guaranty Supplement) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.

Section 25 Collateral

Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Administrative Agent, for the benefit of the Secured Parties, and covenants that it shall not grant any Lien (other than Permitted Liens) with respect to its Property in favor, or for the benefit, of any Person other than the Administrative Agent, for the benefit of the Secured Parties.

Section 26 Costs and Expenses

Each Guarantor agrees to pay or reimburse the Administrative Agent and each of the other Guarantied Parties upon demand for all out-of-pocket costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent and such other Guarantied Parties in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

Section 27 Waiver of Consequential Damages

EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGE IN ANY LEGAL ACTION OR PROCEEDING IN RESPECT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

GUARANTY

JARDEN CORPORATION

Section 28 Entire Agreement

This Guaranty, taken together with all of the other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and thereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps
Title: Executive Vice President, General Counsel and Secretary

JARDEN CORPORATION GUARANTY

ALLTRISTA PLASTICS LLC
AMERICAN HOUSEHOLD, INC.
AUSTRALIAN COLEMAN, INC.
BICYCLE HOLDING, INC.
BRK BRANDS, INC.
CC OUTLET, INC.
THE COLEMAN COMPANY, INC.
COLEMAN INTERNATIONAL HOLDINGS, LLC
COLEMAN WORLDWIDE CORPORATION
FIRST ALERT, INC.
HEARTHMARK, LLC
HOLMES MOTOR CORPORATION
JARDEN ACQUISITION I, LLC
JARDEN ZINC PRODUCTS, LLC
JT SPORTS LLC
K2 INC.
K-2 CORPORATION
KANSAS ACQUISITION CORP.
L.A. SERVICES, INC.
LASER ACQUISITION CORP.
LEHIGH CONSUMER PRODUCTS LLC
LOEW-CORNELL, LLC
MARKER VOLKL USA, INC.
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NIPPON COLEMAN, INC.
OUTDOOR TECHNOLOGIES CORPORATION
PENN FISHING TACKLE MFG. CO.
PURE FISHING, INC.
QUOIN, LLC
RAWLINGS SPORTING GOODS COMPANY, INC.
SEA STRIKER, LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
SI II, INC.
SITCA CORPORATION
SUNBEAM AMERICAS HOLDINGS, LLC
SUNBEAM PRODUCTS, INC.
THE UNITED STATES PLAYING CARD COMPANY
USPC HOLDING, INC.

By:	/s/ John E. Capps
Name: John E. Capps
Title: Vice President

JARDEN CORPORATION GUARANTY

Accepted on behalf of the Guarantied Parties as of the date first above written

BARCLAYS BANK PLC as Administrative Agent

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

JARDEN CORPORATION GUARANTY